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
COUNTRYWIDE VERSION (EXCEPT NY)                                                 U.S.P.S.-First Class or  Hartford  Life - IAS
REQUEST FOR                                                                     Express-Mail to:         P.O. Box 5085
VARIABLE ANNUITY                                                                                         Hartford, CT  06102-5085
/ /Hartford Life Insurance Company                                              Private Express Mail     Hartford Life - IAS
/ /Hartford Life and Annuity Insurance Company              [LOGO]                                       200 Hopmeadow Street
                                                         Hartford Life                                   Simsbury, CT  06089
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1.   CONTRACT OWNER   Ownership Type:    / /Individual   / /Trust   / /UGMA   / /UTMA   / /CRT   / /NRA   / /Corporation   / /Other

/ /Mr. / /Mrs. / /Ms.    SEX:/ /M / /F                U.S. CITIZEN  / /Yes    / /No
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First Name                              MI            Last Name

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ADDITIONAL OWNER INFORMATION (IE, NAME OF TRUST/CORPORATION)

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Social Security Number/TIN                            Date of Birth                  Daytime Telephone Number

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Street Address                                                            City                       State    ZIP

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2.   JOINT CONTRACT OWNER (If any)                                                        Date of Birth  Social Security Number/TIN

/ /Mr. / /Mrs. / /Ms.    SEX:/ /M / /F                U.S. CITIZEN  / /Yes    / /No
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First Name                        MI                  Last Name                              Relationship to Contract Owner

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3.   ANNUITANT (If different from Contract Owner) / /Any Trustee or Successor             Date of Birth  Social Security Number/TIN
                                                    (for Unallocated Qualified Plans only)
/ /Mr. / /Mrs. / /Ms.    SEX:/ /M / /F
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First Name               MI        Last Name                                         Daytime Telephone Number

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Street Address                                                            City                       State     ZIP

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4.   CONTINGENT ANNUITANT  (If applicable)                                                Date of Birth  Social Security Number/TIN
/ /Mr. / /Mrs. / /Ms.    SEX:/ /M / /F
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First Name                              MI            Last Name
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5.   BENEFICIARY(IES) (Unless indicated otherwise, proceeds will be divided equally.  Please attach a separate sheet to  add additional beneficiaries.)
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/ /Primary           RELATIONSHIP TO CONTRACT OWNER                       Date of Birth   Social Security Number/TIN
                %
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First Name                              MI            Last Name

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/ /Primary / /Contingent   RELATIONSHIP TO CONTRACT OWNER                 Date of Birth   Social Security Number/TIN
                %
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First Name                              MI            Last Name

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6.   PURCHASE PAYMENT (Make check payable to HARTFORD LIFE INSURANCE COMPANY)
Monies remitted via:  / /Check   / /Wire   / /1035(a) Exchange   / /Transfer / /Rollover   $
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7.   PLAN PAYMENT TYPE (Complete Section A OR B)
  A. NON QUALIFIED / /Initial Purchase    / / 1035(a) Tax-Free Exchange        Cost Basis $
                                               (please provide Cost Basis)                  ---------------------------------------
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  B. QUALIFIED     / /New Contribution    / / Transfer        / /Rollover                     Contribution for tax year
                                                                                                                        -----------
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                    INDIVIDUALLY OWNED                                         EMPLOYER PLAN -   / / Allocated  / / Unallocated
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     / / Traditional IRA    / /403(b)    / / SEP IRA                            / / 401(k)    / /401(a)      / /Keogh/HR-10
     / / Custodial IRA      / /Roth      / / SIMPLE IRA (Non-DFI only)          / / Other:
                                                                                          -----------------------------------------
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Form HL-15657    Printed in U.S.A.

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8.   RATE LOCK - 90 DAY FIXED ACCOUNT/DCA BONUS 1035 EXCHANGE/TRANSFER RATE LOCK
      / / YES               %
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     IF RATE LOCK IS NOT SELECTED, THE RATE WILL BE DETERMINED WHEN HARTFORD
     LIFE RECEIVES THE FUNDS. ESTIMATED DOLLAR AMOUNT      $
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9.   FUND SELECTION (The invested amount will be allocated as selected here. If choosing the Custom Designed Allocation Program or Dollar Cost Averaging Program, complete the appropriate enrollment form.) PLEASE NOTE: WHOLE PERCENTAGES ONLY.

                   %                         %                              %
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                                                                         100%
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10.  SPECIAL REMARKS
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11.  OWNERS(S) ACKNOWLEDGEMENTS
Will the annuity applied for replace one or more existing annuity or life
insurance contracts? / / No   / /Yes - If Yes, please explain in Special
Remarks, section 10.
Have you purchased another deferred annuity issued by Hartford Life during the
current calendar year?   / /No       / /Yes
THE FOLLOWING STATES REQUIRE INSURANCE TO ACKNOWLEDGE A FRAUD WARNING STATEMENT. PLEASE REFER TO THE FRAUD WARNING STATEMENT FOR YOUR STATE AS INDICATED BELOW. CHECK THE APPROPRIATE BOX PERTAINING TO YOUR RESIDENT STATE, SIGN AND DATE AT THE BOTTOM OF SECTION 11.

/ /  ARKANSAS   Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

/ /  ARIZONA   Upon your written request we will provide you, within a
     reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within ten days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.

/ /  COLORADO   It is unlawful to knowingly provide false, incomplete,
     misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.

/ /  FLORIDA   Any person who knowingly and with intent to injure, defraud or deceive any insurer files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

/ /  KENTUCKY   Any person who, knowingly and with intent to defraud any
     insurance company or other person, files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact thereto commits a fraudulent act, which is a crime.

/ /  MAINE   It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties may include imprisonment, fines or a denial of insurance benefits.

/ /  NEW JERSEY   Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

/ /  NEW MEXICO   Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to civil fines and criminal penalties.

/ /  OHIO   Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement is guilty of insurance fraud.

/ /  PENNSYLVANIA   Any person who knowingly and with intent to defraud any
     insurance company or other person files an application for insurance or statement of claim con-taining any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

I/we hereby represent my/our answers to the above questions to be true and correct to the best of my/our knowledge and belief. I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

/ /   RECEIPT OF A VARIABLE ANNUITY AND FUND PROSPECTUS IS HEREBY ACKNOWLEDGED.
If not checked, the appropriate prospectus will be mailed to you. Signed at:
*
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               /  /
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  State       Date      Contract Owner Signature (Trustee/Custodian,
                        if applicable)

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                        Joint Contract Owner Signature (if applicable)

  * IF THE STATE ABOVE IS DIFFERENT THAN RESIDENCE STATE, PLEASE SUBMIT A POLICY SITUS FORM.
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12.  REGISTERED REPRESENTATIVE ACKNOWLEDGEMENTS
Do you, as agent, have reason to believe the
contract requested for will replace existing       -----------------------------
annuities or insurance?   / /Yes  / /No               Licensed Agent Signature

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First Name           MI   Last Name

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Broker/Dealer          Broker/Dealer Street Address   City      State      ZIP

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Business Telephone Number   Fax Number                   Licensed Agent SSN

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   Broker/Dealer Client Account Number         License I.D (Florida Agents Only)

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Select Program:     / / A     / / B     / / C     / / D

Form HL-15657  Printed in U.S.A.